                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                                 [ ]

Filed by a party other than the Registrant              [X]

Check the appropriate box:

       [X]    Preliminary Proxy Statement

       [ ]    Confidential, for Use of the Commission Only
              (as permitted by Rule 14a-6(e)(2))

       [ ]    Definitive Proxy Statement

       [ ]    Definitive Additional Materials

       [ ]    Soliciting Material Pursuant to Section 240.14a-12

                              THE CHILE FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In its Charter)


                             LAXEY PARTNERS LIMITED
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

       [X]    No fee required.

       [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1)     Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

         (2)     Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

         (4)     Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

         (5)     Total fee paid:

--------------------------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

--------------------------------------------------------------------------------

         (1)      Amount Previously Paid:

--------------------------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

         (3)      Filing Party:

--------------------------------------------------------------------------------

         (4)      Date Filed:

                             Laxey Partners Limited
                         Stanley House, 7-9 Market Hill
                          Douglas, Isle of Man, IM1 2BF
                       Tel: 01624 690900 Fax: 01624 623819
                              www.laxeypartners.com

Dear Fellow Stockholder of The Chile Fund, Inc., (the "Fund"):

Laxey Partners Limited is seeking your support in electing our two nominees to the Board of Directors of the Fund at the Annual Meeting of Stockholders of the
Fund scheduled for [        ], 2002 (the "Annual Meeting").

Laxey Partners Limited is the manager of The Value Catalyst Fund Limited, Laxey Investors Limited, Laxey Investors, L.P. and, through such entities and unaffiliated third party discretionary accounts, we are a large beneficial owner of shares of the Fund. As of the date of this Proxy Statement, we beneficially own approximately 13.8% of the Fund's outstanding shares of Common Stock.

On or about January 4, 2002, the Fund commenced a tender offer to purchase up to 3,379,976 of its issued and outstanding shares of Common Stock for cash at a price equal to 95% of the net asset value ("NAV") per share pursuant to the terms of the tender offer statement (the "Tender Offer"). The Tender Offer expired on February 4, 2002. Laxey believes that the limited size and duration of the Tender Offer did not adequately address the stockholders' need for liquidity in the Fund. Laxey desires that all stockholders of the Fund, regardless of size, be offered the opportunity of receiving a minimum of 95% of NAV for all their shares on a regular and continuing basis. The resolution put forward to elect two new directors is meant to achieve this end. If stockholders of the Fund wish the opportunity to receive at least 95% of NAV on a regular basis for their shares rather than have to suffer the Fund's historical levels
of discount to NAV, which have been as high as [   ]%, then we urge stockholders
to support our two nominees.

The Laxey nominees, Francis Rupert Chad Lea and George Alexander Skouras, have indicated to us that, if elected to the Board of Directors of the Fund, they will be committed to exploring methods to offer stockholders at least 95% of NAV on a regular basis. We believe that our two nominees will be more committed than the current members of the Board to urging the Fund to take prompt action and will be an important element in achieving stockholders' desires to maximize value. Stockholders should be aware, however, that even, if our nominees are elected to the Board of Directors of the Fund, they will constitute only two of the five members of the Board and may not be able to persuade other members of the Board to take any actions that they propose.

PLEASE SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE THAT HAS BEEN PROVIDED. You should not return any proxy card sent to you by the Fund if you wish to support our nominees. If you have already returned the WHITE proxy card sent to you by the Fund, you have the right to REVOKE that proxy and vote for our nominees by signing, dating and mailing a later-dated GOLD proxy card
in the envelope provided. If you have any questions, please contact [          ]
who is assisting us with this solicitation, toll free at [          ].

Laxey is not aware of any other matters that are scheduled to be voted upon at the Annual Meeting. A GOLD proxy card that is returned to us will be voted as you indicate on it. If a GOLD proxy card is returned without a vote indicated thereon, the shares represented thereby will be voted FOR the election of our nominees. In addition, a GOLD proxy card will be voted in the proxy holders' discretion with respect to such other matters as may properly come before the meeting.

Thank you for your cooperation in helping to cause the Fund to offer a minimum of 95% of NAV on a regular basis to all stockholders of the Fund.

                                                   Sincerely yours,




                                                   Andrew Pegge
                                                   Director
                                                   Laxey Partners Limited

                             LAXEY PARTNERS LIMITED

                                 PROXY STATEMENT
                              IN OPPOSITION TO THE
                              BOARD OF DIRECTORS OF
                              THE CHILE FUND, INC.

                  --------------------------------------------

                       2002 ANNUAL MEETING OF STOCKHOLDERS

                                       OF

                              THE CHILE FUND, INC.

                 --------------------------------------------

            PLEASE SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD

         This proxy statement and the enclosed GOLD proxy card are being furnished to stockholders of The Chile Fund, Inc., a Maryland corporation (the "Fund" or the "Company"), by Laxey Partners Limited, an Isle of Man company, on behalf of itself and three of its managed companies, The Value Catalyst Fund Limited ("Catalyst"), Laxey Investors Limited ("LIL") and Laxey Investors L.P. ("Investors", collectively, with Laxey Partners Limited, Catalyst and LIL, "Laxey"), in connection with the solicitation of proxies from stockholders of the Fund (the "Stockholders") to be used at the 2002 Annual Meeting of Stockholders (the "Annual Meeting"), including any adjournments or postponements thereof and any special meeting which may be called in lieu thereof, to vote FOR the election of two (2) persons (collectively, the "Laxey Nominees") nominated by Catalyst for election as directors to the Board of Directors of the Fund (the "Board"). As nominees for director, Francis Rupert Chad Lea and George Alexander Skouras are also deemed to be participants with Laxey in this proxy solicitation. By virtue of their ownership of Laxey Partners Limited, Colin Kingsnorth and Andrew Pegge may also be deemed to be participants in this solicitation. See "The Laxey Nominees" and Schedule I "Information About Participants" for further information regarding the participants in this solicitation.

         The Fund's principal executive office is located at 466 Lexington Avenue, 16th Floor, New York, New York 10017. This proxy statement and the enclosed GOLD proxy card are first being furnished to the Stockholders on or
about February [   ], 2002.

         The Company has established with the New York Stock Exchange a record
date of [      ], 2002 for determining Stockholders entitled to notice of and
to vote at the Annual Meeting (the "Record Date") and [        ], 2002 as the
date of the Annual Meeting. Stockholders of record at the close of business on the Record Date will be entitled to one vote at the Annual Meeting for each Share (as defined herein) held on the Record Date. Laxey, together with all of the participants in this solicitation, beneficially owns an aggregate of 1,867,050 shares of the Fund's Common Stock, par value $0.001 per share ("Shares"), which represents approximately 13.8% of the Shares outstanding (based on the most recent Share information publicly disclosed by the Fund). Laxey and all of the participants intend to vote all of their Shares FOR the election of the Laxey Nominees.

         THIS SOLICITATION IS BEING MADE BY LAXEY AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE FUND.

         Laxey is soliciting proxies for the election of the Laxey Nominees because it believes that the election of the Laxey Nominees represents the best means for the Stockholders to obtain representatives on the Board who will more accurately reflect the wishes of a majority of the Stockholders. If elected, the Laxey Nominees intend to encourage the other Directors to explore methods to offer Stockholders at least 95% of net asset value ("NAV") for their Shares on a regular basis.

         If elected, the Laxey Nominees will constitute a minority of the current five members of the Board. Under the Fund's Amended and Restated Bylaws, a majority of the whole Board constitutes a quorum, and action may be taken by a vote of a majority of the directors when a quorum is present.

         Laxey is not aware of any other proposals to be brought before the Annual Meeting. However, should other proposals be brought before the Annual Meeting of which Laxey is not made aware within a reasonable amount of time prior to the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion.

                                   IMPORTANT!

         YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. LAXEY URGES YOU TO SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD TODAY TO VOTE FOR THE ELECTION OF THE LAXEY NOMINEES.

         THE LAXEY NOMINEES ARE COMMITTED, SUBJECT TO THEIR FIDUCIARY DUTIES TO THE FUND'S STOCKHOLDERS, TO GIVING ALL STOCKHOLDERS OF THE FUND THE OPPORTUNITY TO RECEIVE THE MAXIMUM VALUE FOR THEIR SHARES. A VOTE FOR THE LAXEY NOMINEES WILL ENABLE YOU -- AS THE OWNERS OF THE FUND -- TO SEND A STRONG MESSAGE TO THE BOARD THAT YOU ARE COMMITTED TO CAUSING THE FUND TO OFFER A MINIMUM OF 95% OF NAV ON A REGULAR BASIS TO ALL STOCKHOLDERS OF THE FUND.

         IF YOUR SHARES ARE REGISTERED IN YOUR OWN NAME, PLEASE SIGN AND DATE THE ENCLOSED GOLD PROXY CARD AND RETURN IT TO LAXEY IN THE ENCLOSED ENVELOPE TODAY. IF ANY OF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY IT CAN VOTE SUCH SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, PLEASE SIGN, DATE AND RETURN YOUR GOLD PROXY IN THE ENVELOPE PROVIDED AND CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE ON YOUR BEHALF THE GOLD PROXY CARD.

         If you have any questions regarding your proxy, or need assistance in voting your Shares, please call:

                              [                 ]
                              [                 ]
                              [                 ]
                              [                 ]


                             Call toll-free: [        ]
                  Bankers and Brokers Call Collect: [         ]

                              ELECTION OF DIRECTORS

         Laxey is soliciting your proxy in support of the election of its two nominees to the Board of Directors of the Fund. If you wish to vote for the Laxey Nominees, you may do so by completing and returning a GOLD proxy card.

WHY YOU SHOULD VOTE FOR THE LAXEY NOMINEES

         Laxey believes that the election of the Laxey Nominees represents the best means for the Stockholders to obtain representatives on the Board who will more accurately reflect the wishes of a majority of the Stockholders. If elected, the Laxey Nominees intend to encourage the other Directors to explore methods to offer Stockholders at least 95% of NAV for their Shares on a regular basis.

         On or about January 4, 2002, the Fund commenced a tender offer to purchase up to 3,379,976 of its issued and outstanding shares of Common Stock for cash at a price equal to 95% of NAV per share pursuant to the terms of the tender offer statement (the "Tender Offer"). The Tender Offer expired on February 4, 2002. Laxey believes that the limited size and duration of the Tender Offer did not adequately address the Stockholders' need for liquidity in the Fund. Laxey desires that all Stockholders, regardless of size, be offered the opportunity of receiving a minimum of 95% of NAV for all their shares on a regular and continuing basis. The resolution put forward to elect two new directors is meant to achieve this end. If Stockholders wish the opportunity to receive at least 95% of NAV on a regular basis for their shares rather than have to suffer the Fund's historical levels of discount to NAV, which have been as high as [__]%, then we urge Stockholders to support our two nominees.

         The Board of Directors of the Fund is divided into three classes of directors, as nearly equal in number as possible. Each class of directors serves for three years with one class being elected each year. Each year the term of office of one class expires. The terms of Messrs. Richard W. Watt and James J. Cattano expire this year. Mr. Francis Rupert Chad Lea is being nominated by Laxey to be elected to succeed Mr. Watt, and Mr. George Alexander Skouras is being nominated by Laxey to be elected to succeed Mr. Cattano.

         Even if the Laxey Nominees are elected to the Board of Directors of the Fund, they will constitute only two of the five members of the Board of Directors. Accordingly, the Laxey Nominees would not be in a position, without the support of at least one or more of the incumbent members of the Board, to cause any action to be taken, including the exploration of strategic alternatives. There can be no assurance that the incumbent members of the Board will vote with the Laxey Nominees to explore methods to offer Stockholders at least 95% of NAV for their Shares on a regular basis. Laxey believes, however, that Stockholder support for the Laxey Nominees set forth in this proxy statement may encourage the Board to explore methods to offer Stockholders at least 95% of NAV for their Shares on a regular basis.

THE LAXEY NOMINEES

         Laxey is proposing that the Stockholders elect the Laxey Nominees to the Board at the Annual Meeting.

         The following table sets forth the name, business address, age, term of office and length of time served, present principal occupation and principal occupations, positions, offices, directorships or employments for the past five years of each of the Laxey Nominees. See also "Information About Participants". This information has been furnished to Laxey by the Laxey Nominees.

                                           PRINCIPAL OCCUPATION AND BUSINESS
NAME, PRINCIPAL BUSINESS ADDRESS AND       EXPERIENCE DURING THE LAST FIVE
AGE                                        YEARS; CURRENT DIRECTORSHIPS

Francis Rupert Chad Lea                    Director of Laxey Partners (U.K.)
Chelsea Wharf, Unit 28                     Ltd., an investment management
Lots Road                                  company; Director, Head of Equities,
Chelsea, London SW10 OQJ                   Closed End Funds, at ABN AMRO
United Kingdom                             (1999-2001); Director, Head of Equity
Age 44                                     Sales USA, at ING Barings
                                           (1996-1999); Director, Head of Closed
                                           End Funds, at ING Barings, London
                                           (1991-1996); Director, Equity Sales,
                                           Investment Companies, at S.G. Warburg
                                           (1987-1991).

George Alexander Skouras                   Investment Banker, HKC Securities,
230 Park Avenue                            Inc., an investment bank in New York;
7th Floor                                  Banker at GIT Financial Services in
New York, New York 10169                   charge of capital raising for
Age 47                                     investment funds (1996-1999);
                                           Managing Director for the Investment
                                           Banking/Asset Management Division at
                                           Creditanstalt Bankverein, a U.S.
                                           subsidiary of an Austrian Bank
                                           (1994-1996); Managing Director for
                                           Citicorp, Citibank N.A. which
                                           included acting as Head of Citibank
                                           Russia, Kazakhstan and Ukraine and
                                           Managing Director for Citicorp
                                           International Equity Investments and
                                           Citicorp Turnaround Investments
                                           (1978-1994).



         Neither of the Laxey Nominees will receive any compensation from Laxey for their services as a director of the Fund. Laxey has agreed to indemnify the Laxey Nominees against any costs, expenses and other liabilities associated with their nomination and the election contest. Mr. Skouras's investment banking firm has been retained by LIL to raise investment capital for the benefit of LIL. Each of Messrs. Lea and Skouras has executed a written consent agreeing to be a nominee for election to the Board and to serve as a director if so elected. Neither of the Laxey Nominees has been convicted in any criminal proceedings (excluding traffic violations or similar misdemeanors) over the past ten years. For additional information on the Laxey Nominees and the other participants in this solicitation, please review Schedule I attached hereto.

         Neither of the Laxey Nominees beneficially owns any Shares of the Fund and neither of the Laxey Nominees is an interested person of the Fund as defined in the Investment Company Act of 1940, as amended.

         Neither Laxey nor any of the Laxey Nominees is adverse to the Fund or any of its subsidiaries in any material pending legal proceedings.

         Laxey does not expect that the Laxey Nominees will be unable to stand for election but, in the event that any such person is unable to do so or for good cause will not serve, and Laxey does not learn of this circumstance a reasonable time before the Annual Meeting, the Shares represented by the enclosed GOLD proxy card will be voted for substitute Laxey Nominees (who would be named after the solicitation of proxies).

         Laxey is soliciting proxies FOR the election of the Laxey Nominees to the Board. Laxey is not aware of any other proposals to be brought before the Annual Meeting. However, should other proposals be brought before the Annual Meeting of which Laxey is not made aware within a reasonable amount of time prior to the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion.

         YOU ARE URGED TO VOTE FOR THE ELECTION OF THE LAXEY NOMINEES ON THE ENCLOSED GOLD PROXY CARD.


                           VOTING AND PROXY PROCEDURES

         Only Stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Based on publicly available information, Laxey believes that the only outstanding class of securities of the Fund entitled to vote at the Annual Meeting is the Shares. Each Share is entitled to one vote on each matter as may properly be brought before the Annual Meeting. According to the Fund's proxy statement, there are [13,519,902] Shares issued and outstanding as of the Record Date.

         Shares represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Laxey Nominees as directors of the Fund and, in the discretion of the persons named as proxies, on all other matters as may properly come before the Annual Meeting of which Laxey is not made aware within a reasonable amount of time prior to the Annual Meeting. Laxey recommends that stockholders vote FOR the election of the two Laxey Nominees.

         Election of the Laxey Nominees as directors requires the affirmative vote of a plurality of the Shares represented and entitled to vote at the Annual Meeting. The presence in person or by proxy of the holders of a majority of the outstanding Shares of the Fund is required to constitute a quorum at the Annual Meeting.

         Stockholders of the Fund may revoke their proxies at any time prior to its exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy that is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Laxey, in care
of [               ], at the address set forth on the back cover of this
proxy statement or to the Fund at 466 Lexington Avenue, 16th Floor, New York, New York 10017 or any other address provided by the Fund. Although a revocation is effective if delivered to the Fund, Laxey requests that either the original or photostatic copies of all revocations be
mailed to Laxey, in care of [             ], at the address set forth on the
back cover of this Proxy Statement so that Laxey will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding Shares.

         LAXEY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE LAXEY NOMINEES AS DIRECTORS OF THE FUND. IF YOU WISH TO VOTE, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED. A GOLD PROXY CARD THAT IS RETURNED TO LAXEY OR ITS AGENT WILL BE VOTED AS THE STOCKHOLDER INDICATES THEREON. IF A GOLD PROXY CARD IS RETURNED WITHOUT A VOTE INDICATED THEREON, IT WILL BE VOTED FOR THE ELECTION OF THE LAXEY NOMINEES AS DIRECTORS OF THE FUND.

                             SOLICITATION OF PROXIES

         Laxey is making the solicitation of proxies pursuant to this proxy statement. Proxies may be solicited by mail, facsimile, telephone, telegraph, in person and by advertisements. Certain directors, officers and employees of Laxey, none of whom will receive additional compensation for such solicitation, may make solicitations.

         Laxey has retained [                ] for solicitation and advisory
services in connection with this solicitation, for which [              ] will
receive a fee not to exceed $[        ], together with reimbursement for its
reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal
securities laws. [              ] will solicit proxies from individuals,
brokers, banks, bank nominees and other institutional holders. Laxey has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record. Laxey will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that
[              ] will employ approximately [           ] ([   ]) persons to
solicit Stockholders for the Annual Meeting.

         Laxey does not currently intend to seek reimbursement of the costs of this solicitation from the Fund but may decide to do so in the future in the event that the Laxey Nominees are elected. Costs of this solicitation of proxies
are currently estimated to be approximately $[       ]. Laxey estimates that,
through the date hereof, its expenses in connection with this solicitation are
approximately [$       ].

                                OTHER INFORMATION

         According to the Fund's proxy statement, if a Stockholder intends to present a proposal at the 2003 Annual Meeting of Stockholders of the Fund and desires to have the proposal included in the Fund's Proxy Statement and form of proxy for that meeting, the Stockholder must deliver the proposal to the offices
of the Fund by [           ], 2002 for consideration by the Fund.

         Stockholders wishing to present proposals at the 2003 Annual Meeting of Stockholders of the Fund not to be included in the Fund's proxy materials should send written notice to the Secretary of the Fund of such proposals by
[           ], 2002 but no earlier than [        ], 2002 in the form prescribed
in the Fund's By-Laws.

                       CERTAIN INFORMATION ABOUT THE FUND

         The Chile Fund, Inc. is a Maryland corporation with its principal executive office located at 466 Lexington Avenue, 16th Floor, New York, New York 10017. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith is required to file reports, proxy statements and other information with the SEC. Reports, registration statements, proxy statements and other information filed by the Fund with the SEC can be inspected and copied at the public reference facilities maintained by the SEC at Judiciary Plaza, 450 Fifth Street, N.W. Room 1024, Washington, DC 20549. Documents filed electronically by the Fund are also available at the SEC's Web site (http://www.sec.gov).

         The Fund's proxy statement contains information regarding:

o    number of Shares outstanding as of the record date;

o    establishment of a quorum;

o    vote required for approval of proposals;

o    treatment of abstentions and "broker non-votes;"

o    admission requirements for the Annual Meeting;

o ownership of Shares by directors and executive officers of the Fund and by other persons who own more than 5% of the outstanding Shares;

o    background of the Fund's nominees for election to the Board;

o compensation paid and payable to the Fund's directors and executive officers;

o    committees of the Board and their responsibilities;

o    meetings of the Board and certain committees thereof;

o requirements regarding the submission of Stockholder proposals to be considered for inclusion in the Fund's proxy statement for the 2003 Annual Meeting of Stockholders and the date after which notice of a stockholder proposal submitted is considered untimely; and

o    revocability of proxies.

         Laxey assumes no responsibility for the accuracy or completeness of such information.

                    OTHER MATTERS AND ADDITIONAL INFORMATION

         Laxey is unaware of any other matters to be considered at the Annual Meeting. Should other proposals be brought before the Annual Meeting of which Laxey is not made aware within a reasonable amount of time prior to the Annual Meeting, the persons named as proxies on the enclosed GOLD proxy card will vote on such matters in their discretion.

February[__], 2002                 LAXEY PARTNERS LIMITED
                                   (on behalf of itself and as attorney-in-fact for the participants in this solicitation)


                                   By:
                                     ------------------------------------------
                                               Andrew Pegge, Director

                                   SCHEDULE I


                         INFORMATION ABOUT PARTICIPANTS

         Laxey is soliciting proxies on behalf of itself and its three managed companies, The Value Catalyst Fund Limited, a Cayman Islands company, Laxey Investors Limited, a British Virgin Islands company and Laxey Investors, L.P., a Delaware limited partnership. By virtue of their ownership of Laxey, Colin Kingsnorth and Andrew Pegge may be deemed to be participants in this solicitation. By virtue of their role as Laxey Nominees, Francis Rupert Chad Lea and George Alexander Skouras may be deemed to be participants in this solicitation. Similar information for the Laxey Nominees is located under the caption "The Laxey Nominees" of this proxy statement, which information is incorporated by reference into this Schedule I.

The Value Catalyst Fund Limited, a Cayman Islands company ("Catalyst"):

Catalyst is a private investment company formed in May 2000 and created to allow investors to take advantage of investment opportunities in closed-end funds and similar investment entities. The address of Catalyst's principal business and principal office is P.O. Box 309, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies. As of the date of mailing of this proxy statement, Catalyst is the beneficial owner of 405,350 Shares of the Fund.

Laxey Investors Limited, a British Virgin Islands company ("LIL"):

LIL is a private investment company formed in March 1999 and created to allow investors to take advantage of investment opportunities in closed-end funds and similar investment entities. The address of LIL's principal business and principal office is Akara Building, 24 De Castro Street, Wickams Cay I, Road Town, Tortola, British Virgin Islands. As of the date of mailing of this proxy statement, LIL is the beneficial owner of 405,350 Shares of the Fund.

Laxey Investors, L.P., a Delaware limited partnership ("Investors")

Investors is a limited partnership organized on November 15, 2001, pursuant to the Delaware Revised Uniform Limited Partnership Act and created to allow investors to take advantage of structural arbitrage of closed-end funds and similar investment entities. Investors is managed by its general partner, Laxey Partners (GP) Limited, an international business company incorporated in the British Virgin Islands. Laxey Partners (GP) Limited is a wholly-owned subsidiary of Laxey, the investment manager for Investors. The address of Investors' principal business and principal office is First Floor, Samuel Harris House, 5-11 St. George's St., Douglas, Isle of Man. As of the date of this proxy statement, Investors is the beneficial owner of 300,000 Shares of the Fund.

Laxey Partners Limited, an Isle of Man company:

Laxey Partners Limited is the investment manager for each of Catalyst, LIL and Investors, subject to the overall control of the directors of each of these entities. Formed in November

1998, Laxey Partners Limited is a global active value fund manager specializing in arbitrage-led investment. The address of Laxey Partners Limited's principal business and principal office is Stanley House, 7-9 Market Hill, Douglas, Isle of Man IM1 2BF. As of the date of mailing of this proxy statement, Laxey Partners Limited is the beneficial owner of 1,867,050 Shares of the Fund.

Colin Kingsnorth, a British citizen; and Andrew Pegge, a British citizen:

Each of Messrs. Kingsnorth and Pegge own one half of the outstanding equity of Laxey Partners Limited. Mr. Kingsnorth's principal occupation is that of portfolio manager and director of Laxey Partners (UK) Limited. His business address is 28 Chelsea Wharf, Lots Road, London, SW10 0QJ, United Kingdom. Mr. Pegge's principal occupation is also that of portfolio manager and director of Laxey Partners Limited and his business address is Stanley House, 7-9 Market Hill, Douglas, Isle of Man, IM1 2BF, United Kingdom. As of the date of mailing of this proxy statement, each of Messrs. Kingsnorth and Pegge is the beneficial owner of 1,867,050 Shares of the Fund.

         Attached hereto is Schedule II which sets forth information concerning purchases and sales of Shares of the Fund by the participants in this solicitation during the last two years.

         Neither the soliciting participants nor any associate of the soliciting participants nor the Laxey Nominees have any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party.

         During the past five years, none of the participants in this solicitation has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) or been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and, as a result of such proceeding, was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, Federal or state securities laws or finding any violation with respect to such laws.

                                   SCHEDULE II

                   TRANSACTIONS IN THE SECURITIES OF THE FUND

         Except as disclosed in this Proxy Statement, none of the participants in this solicitation has, or had, any interest, direct or indirect, by security holdings or otherwise, in the Fund. The following table sets forth certain information with respect to purchases and sales of Shares of the Fund by the participants in this solicitation within the past two years. Shares beneficially owned by Laxey Partners Limited include Shares purchased through one or more unaffiliated third party discretionary accounts managed by Laxey (the "Laxey Accounts").

 -------------------------------------------------------------------------
                             LAXEY PARTNERS LIMITED
 -------------------------------------------------------------------------
        DATE OF PURCHASE (SALE)                 NUMBER OF SHARES
 -------------------------------------------------------------------------
                11/19/01                                250
 -------------------------------------------------------------------------
                                       LIL
 -------------------------------------------------------------------------
                05/24/01                            350,000
 -------------------------------------------------------------------------
                06/05/01                             10,000
 -------------------------------------------------------------------------
                06/18/01                             45,850
 -------------------------------------------------------------------------
                11/16/01                               (500)
 -------------------------------------------------------------------------
                                    CATALYST
 -------------------------------------------------------------------------
                05/24/01                            350,000
 -------------------------------------------------------------------------
                06/05/01                             10,000
 -------------------------------------------------------------------------
                06/18/01                             45,850
 -------------------------------------------------------------------------
                11/16/01                               (500)
 -------------------------------------------------------------------------
                                    INVESTORS
 -------------------------------------------------------------------------
                01/09/02                            300,000
 -------------------------------------------------------------------------
                                 LAXEY ACCOUNTS
 -------------------------------------------------------------------------
                09/04/01                             24,000
 -------------------------------------------------------------------------
                09/10/01                             15,400
 -------------------------------------------------------------------------
                09/28/01                            100,000
 -------------------------------------------------------------------------
                09/28/01                             (2,300)
 -------------------------------------------------------------------------
                10/24/01                              7,600
 -------------------------------------------------------------------------
                10/26/01                                400
 -------------------------------------------------------------------------
                10/31/01                             10,000
 -------------------------------------------------------------------------
                11/01/01                              4,200
 -------------------------------------------------------------------------
                11/06/01                                700
 -------------------------------------------------------------------------
                11/07/01                             12,900
 -------------------------------------------------------------------------
                11/12/01                              7,700
 -------------------------------------------------------------------------
                11/13/01                             12,600
 -------------------------------------------------------------------------
                11/16/01                              1,000
 -------------------------------------------------------------------------
                11/16/01                              6,000
 -------------------------------------------------------------------------
                11/27/01                             22,600
 -------------------------------------------------------------------------
                01/08/02                              5,800
 -------------------------------------------------------------------------
                01/08/02                            200,000
 -------------------------------------------------------------------------

                01/09/02                            190,000
 -------------------------------------------------------------------------
                01/09/02                            137,500
 -------------------------------------------------------------------------

No separate transactions were undertaken by Kingsnorth or Pegge during the above time period. No separate transactions were undertaken by Messrs. Lea and Skouras during the above time period.

As of the date of mailing of this proxy statement, the beneficial ownership, direct and indirect, of the participants in this solicitation are as follows:
Catalyst, together with Laxey Partners Limited, Kingsnorth and Pegge, are the beneficial owners of 405,350 Shares, which represent approximately 2.998% of the issued and outstanding Shares of the Fund. LIL, together with Laxey Partners Limited, Kingsnorth and Pegge, are the beneficial owners of 405,350 Shares, which represents approximately 2.998% of the issued and outstanding Shares of the Fund. Investors, together with Laxey Partners Limited, Kingsnorth and Pegge, are the beneficial owners of 300,000 Shares, which represents approximately 2.2% of the issued and outstanding Shares of the Fund. Laxey Partners Limited, Kingsnorth and Pegge, are the beneficial owners, through Laxey Partners Limited's discretionary authority over the Laxey Accounts, of the 756,100 Shares held in the Laxey Accounts, which represents approximately 5.6% of the issued and outstanding Shares of the Fund. The Laxey Accounts are terminable at any time by the respective third parties, for which the Laxey Accounts are held, upon providing written notice to Laxey Partners Limited. In addition, Laxey Partners Limited, together with Kingsnorth and Pegge, are the beneficial owners of 150 Shares. Accordingly, Laxey Partners Limited, Kingsnorth and Pegge are beneficial owners of an aggregate of 1,867,050 Shares, constituting approximately 13.8% of the issued and outstanding Shares of the Fund. Messrs. Lea and Skouras are not the beneficial owners of any Shares.

                                   IMPORTANT!

         Your vote is important. No matter how many Shares you own, please give Laxey your proxy FOR the election of Laxey Nominees by taking three steps:

         1. SIGNING the enclosed GOLD proxy card,

         2. DATING the enclosed GOLD proxy card, and

         3. MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

         If any of your Shares are held in the name of a brokerage firm, bank nominee or other institution, only it can vote such Shares and only upon receipt of your specific instructions. Accordingly, please sign, date and return your GOLD proxy in the envelope and contact the person responsible for your account and instruct that person to execute the GOLD proxy card representing your Shares. Laxey urges you to confirm in writing your instructions to Laxey at the address provided below so that Laxey will be aware of all instructions given and can attempt to ensure that such instructions are followed.

         PLEASE DO NOT RETURN ANY PROXY CARD SUPPLIED TO YOU BY THE FUND, EVEN TO VOTE AGAINST THEIR NOMINEES, AS IT MAY REVOKE YOUR PREVIOUS PROXY. REMEMBER, ONLY YOUR LATEST-DATED PROXY COUNTS.

         If you have any questions or require any additional information concerning this proxy statement, please contact Laxey's proxy solicitor,
[              ], at the address set forth below.



                              [                 ]
                              [                 ]
                              [                 ]
                              [                 ]


                             Call toll-free: [        ]
                  Bankers and Brokers Call Collect: [         ]

                              THE CHILE FUND, INC.
                       2002 ANNUAL MEETING OF STOCKHOLDERS

                   THIS PROXY IS SOLICITED ON BEHALF OF LAXEY
                   AND NOT ON BEHALF OF THE BOARD OF DIRECTORS
                      OR MANAGEMENT OF THE CHILE FUND, INC.

         The undersigned appoints Jeffry S. Hoffman, Adam M. Fox and George A. Skouras, each of them, attorneys and agents with full power of substitution to vote, as designated below, all shares of Common Stock of The Chile Fund, Inc. (the "Fund") which the undersigned would be entitled to vote if personally present at the 2002 Annual Meeting of Stockholders of the Fund, and including at any adjournments or postponements thereof and at any special meeting called in lieu thereof.

         The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Fund held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.



                (Continued and to be signed on the reverse side)

                 LAXEY RECOMMENDS A VOTE FOR THE ELECTION OF THE
                                 LAXEY NOMINEES

   1.  To elect Francis Rupert Chad Lea to the Board of Directors of the Fund:
       FOR  [     ]                     WITHHOLD AUTHORITY  [     ]

   2.  To elect George Alexander Skouras to the Board of Directors of the Fund:
       FOR  [     ]                     WITHHOLD AUTHORITY [     ]

   3. In their discretion, the herein named attorneys and proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting, of which such persons are not made aware within a reasonable period of time prior to the Annual Meeting.



   DATED: _________________________________

   Please Sign Exactly As Name Appears On This Proxy.


   ---------------------------------------------------------
   (signature)


   ---------------------------------------------------------
   (signature, if held jointly)


   ---------------------------------------------------------
   (title)

   WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING.


                                   IMPORTANT:

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE!

IF YOU NEED ASSISTANCE WITH THIS PROXY CARD, PLEASE CALL INNISFREE
[              ] TOLL FREE AT [              ].